UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 20, 2016

Date of Report (Date of earliest event reported)

FCB FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

2500 Weston Road, Suite 300

Weston, Florida 33331

(Address of principal executive offices)

(954) 984-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 20, 2016, FCB Financial Holdings, Inc. issued a press release announcing the appointment of Jennifer L. Simons to the post of Chief Financial Officer effective March 1, 2016, completing a transition which began in 2015. Ms. Simons assumes the post from Paul D. Burner, who served as Chief Financial Officer since July 2012 and who will continue with the Company as Finance Director. The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release of FCB Financial Holdings, Inc. issued January 20, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2016	FCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Kent S. Ellert
	Name:	Kent S. Ellert
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release of FCB Financial Holdings, Inc. issued January 20, 2016